Summary Prospectuses, Prospectuses and
Statement of Additional Information Supplement

September 30, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 30, 2024 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2024, Prospectuses dated April 30, 2024, as supplemented September 3, 2024, and Statement of Additional Information dated April 30, 2024, as amended July 3, 2024

Global Focus Real Estate Portfolio
Global Infrastructure Portfolio
Global Real Estate Portfolio
U.S. Focus Real Estate Portfolio
U.S. Real Estate Portfolio (each a "Fund" and collectively the "Funds")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") approved a Plan of Liquidation with respect to each Fund, each a portfolio of common stock of the Company. Pursuant to the Plans of Liquidation, the assets of each Fund will be liquidated, known or reasonably ascertainable liabilities of each Fund will be satisfied or provided for, the remaining proceeds will be distributed to the applicable Fund's shareholders and all of the issued and outstanding shares of each Fund will be redeemed (each a "Liquidation"). The Liquidation of each of the Global Infrastructure, Global Real Estate, U.S. Real Estate, and U.S. Focus Real Estate Portfolios is expected to occur on or about October 31, 2024 and the Liquidation of the Global Focus Real Estate Portfolio is expected to occur on or about December 30, 2024 (each, a "Liquidation Date"). Each of the Global Infrastructure, Global Real Estate, U.S. Real Estate, and U.S. Focus Real Estate Portfolios will suspend the offering of its shares to all investors at the close of business on or about October 29, 2024 and the Global Focus Real Estate Portfolio will suspend the offering of its shares to all investors at the close of business on or about December 23, 2024.

Prior to the applicable Liquidation Date, each Fund will engage in business activities for the purpose of winding up the Fund's business and affairs and transitioning the Fund's assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the liquidation date. During this transition period, each Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact each Fund's performance. Shareholders who remain invested in a Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments with respect to such Fund prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of a Fund may exchange their shares of the Fund for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Fund; or redeem their shares at any time in the manner described in the Prospectus.

Unless shares of a Fund are held in a tax-qualified account, the exchange, liquidation or redemption of shares held by a shareholder will generally be considered a taxable event. In addition, tax penalties may be imposed if shares held in a tax-qualified account are redeemed in cash and the proceeds sent directly to the beneficiary of the account. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Fund shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the redemption of Fund shares or the reinvestment of the proceeds of the liquidating distribution.

Accordingly, on the applicable Liquidation Date for each Fund, all references to the Fund in the Prospectus and Statement of Additional Information are removed.

Please retain this supplement for future reference.

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